UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2005
                                                        ------------------


                            FFD Financial Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Ohio                       0-27916                34-1921148
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission   (IRS Employer Identification No.)
      incorporation)             File Number)


                   321 North Wooster Avenue, Dover, Ohio 44622
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 364-7777
                                                           --------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.
------------------------------

      On September 15, 2005, FFD Financial Corporation (the "Company") issued a press release announcing that the Company's Board of Directors has decided to abandon the proposed 1-for-350 reverse stock split and subsequent 350-for-1 forward stock split, which would have resulted in a "going private transaction" by the Company, and that the stock splits have been withdrawn from the agenda of the Special Meeting of Shareholders of FFD scheduled for September 20, 2005. The Board determined that, due to substantially increased costs to complete the stock splits, they are not currently in the best interests of the Company or its shareholders. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.
----------------------------------------------

       (a) and (b). Not applicable.

       (c) Exhibits.

           Number                             Description
           ------                             -----------
             99                      Press Release of FFD Financial
                                  Corporation dated September 15, 2005

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FFD FINANCIAL CORPORATION



                                           By: /s/ Trent B. Troyer
                                              ---------------------------------
                                           Trent B. Troyer
                                           President and Chief Executive Officer


Date:  September 15, 2005